                                                                    EXHIBIT (17)

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-221-0697    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

                        AMERICAN CENTURY MUNICIPAL TRUST

                  AMERICAN CENTURY ARIZONA MUNICIPAL BOND FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Arizona Municipal Bond Fund (the "Fund"), a series of American Century
Municipal Trust (the "Trust"), hereby appoints each of Charles A. Etherington,
David H. Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash,
collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the
Fund, which the undersigned is entitled to vote at the Special Meeting of
Shareholders (the "Meeting") to be held on June 27, 2007 at the principal executive offices of the Trust at 4500 Main Street, Kansas City, Missouri 64111,
at 11:30 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS
PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                          Please sign this proxy exactly as your name appears
                                          on the books of the Trust.  Joint owners should
                                          each sign personally.  Trustees and other
                                          fiduciaries should indicate the capacity in which
                                          they sign, and where more than one name appears, a
                                          majority must sign.  If a corporation, this signature
                                          should be that of an authorized officer who should
                                          state his or her title.

                             ‹ FOLD HERE ›

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

After careful consideration, the Board of Trustees of the Trust unanimously approved the proposal listed below and recommended that shareholders vote "for"
the proposal.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----

1.   To  approve  an  agreement  and plan of  reorganization
     whereby American  Century Arizona  Municipal Bond Fund,
     will be reorganized  into the American Century Tax-Free
     Bond Fund. Both American Century Arizona Municipal Bond
     Fund and American Century Tax-Free Bond Fund are series
     companies of American Century Municipal Trust.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-221-0697    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

                        AMERICAN CENTURY MUNICIPAL TRUST

                  AMERICAN CENTURY FLORIDA MUNICIPAL BOND FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Florida Municipal Bond Fund (the "Fund"), a series of American Century
Municipal Trust (the "Trust"), hereby appoints each of Charles A. Etherington,
David H. Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash,
collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the
Fund, which the undersigned is entitled to vote at the Special Meeting of
Shareholders (the "Meeting") to be held on June 27, 2007 at the principal executive offices of the Trust at 4500 Main Street, Kansas City, Missouri 64111,
at 11:30 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS
PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                          Please sign this proxy exactly as your name appears
                                          on the books of the Trust.  Joint owners should
                                          each sign personally.  Trustees and other
                                          fiduciaries should indicate the capacity in which
                                          they sign, and where more than one name appears, a
                                          majority must sign.  If a corporation, this signature
                                          should be that of an authorized officer who should
                                          state his or her title.

                             ‹ FOLD HERE ›

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

After careful consideration, the Board of Trustees of the Trust unanimously approved the proposal listed below and recommended that shareholders vote "for"
the proposal.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----

1.   To  approve  an  agreement  and plan of  reorganization
     whereby American  Century Florida  Municipal Bond Fund,
     will be reorganized  into the American Century Tax-Free
     Bond Fund. Both American Century Florida Municipal Bond
     Fund and American Century Tax-Free Bond Fund are series
     companies of American Century Municipal Trust.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-221-0697    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

                        AMERICAN CENTURY MUNICIPAL TRUST

                       AMERICAN CENTURY TAX-FREE BOND FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Tax-Free Bond Fund (the "Fund"), a series of American Century Municipal
Trust (the "Trust"), hereby appoints each of Charles A. Etherington, David H.
Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders
(the "Meeting") to be held on June 27, 2007 at the principal executive offices of the Trust at 4500 Main Street, Kansas City, Missouri 64111, at 11:30 a.m.
Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS
PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                          Please sign this proxy exactly as your name appears
                                          on the books of the Trust.  Joint owners should
                                          each sign personally.  Trustees and other
                                          fiduciaries should indicate the capacity in which
                                          they sign, and where more than one name appears, a
                                          majority must sign.  If a corporation, this signature
                                          should be that of an authorized officer who should
                                          state his or her title.

                             ‹ FOLD HERE ›

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

After careful consideration, the Board of Trustees of the Trust unanimously approved the proposal listed below and recommended that shareholders vote "for"
the proposal.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----

1.   To approve a reclassification  of the Advisor Shares of
     American  Century  Tax-Free  Bond, a series  company of
     American Century  Municipal  Trust,  whereby all of the
     Advisor Class shares will be  reclassified  as Investor
     Class  shares of the  American  Century  Tax-Free  Bond
     Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.